Fees Summary	Sep. 17, 2024 USD ($)
Fees Summary [Line Items]
Total Offering	$ 428,212,004.76
Previously Paid Amount	0
Total Fee Amount	63,204.09
Total Offset Amount	0
Net Fee	$ 63,204.09